Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Forms S-3 (No. 333-61528, 333-47678 and 333-66478) and Forms S-8
(Nos. 333-81711, 333-92057, 333-49864,333-40720 and 333-75324) of
GlobespanVirata, Inc. of our report dated March 29, 2002 relating to the financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Florham Park, New Jersey
April 1, 2002